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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 12, 2001

GST TELECOMMUNICATIONS, INC.
(Exact name of Registrants as specified in their charters)

Canada	4813	Not Applicable
(State or other jurisdiction	(Primary Standard Industrial	83-0310464
of incorporation or organization)	Classification Code Number)	13-4001870
		(I.R.S. Employer Identification No.)

9300 N.E. Oakview Dr., Suite A, Vancouver, Washington 98662
(Address of principal executive offices) (Zip Code)

Registrants' telephone number, including area code (360) 892-6660

Item 7. Financial Statements and Exhibits.

99.01	June 2000 Bankruptcy Report issued by GST 8-1-00 (Filed herewith).
99.02	July 2000 Bankruptcy Report issued by GST 9-1-00 (Filed herewith).
99.03	August 2000 Bankruptcy Report issued by GST 9-29-00 (Filed herewith).
99.04	September 2000 Bankruptcy Report issued by GST 10-31-00 (Filed herewith).
99.05	October 2000 Bankruptcy Report issued by GST 11-30-00 (Filed herewith).
99.06	November 2000 bankruptcy Report issued by GST 12-26-00 (Filed herewith).
99.07	December 2000 Bankruptcy Report issued by GST 3-9-01 (Filed herewith).
99.08	January 2001 Bankruptcy Report issued by GST 3-26-01 (Filed herewith).
99.09	February 2001 Bankruptcy Report issued by GST 4-25-01 (Filed herewith).
99.10	March 2001 Bankruptcy Report issued by GST 5-29-01 (Filed herewith).
99.11	April 2001 Bankruptcy Report issued by GST 7-12-01 (Filed herewith).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GST TELECOMMUNICATIONS, INC.
Date: July 12, 2001	By:	/s/ ERICK STEINMAN
Erick Steinman CFO

EXHIBIT INDEX

    The following exhibits are filed as part of this Form 8-K.

Exhibit Number	Description
99.01	June 2000 Bankruptcy Report issued by GST 8-1-00.
99.02	July 2000 Bankruptcy Report issued by GST 9-1-00.
99.03	August 2000 Bankruptcy Report issued by GST 9-29-00.
99.04	September 2000 Bankruptcy Report issued by GST 10-31-00.
99.05	October 2000 Bankruptcy Report issued by GST 11-30-00.
99.06	November 2000 bankruptcy Report issued by GST 12-26-00.
99.07	December 2000 Bankruptcy Report issued by GST 3-9-01.
99.08	January 2001 Bankruptcy Report issued by GST 3-26-01.
99.09	February 2001 Bankruptcy Report issued by GST 4-25-01.
99.10	March 2001 Bankruptcy Report issued by GST 5-29-01.
99.11	April 2001 Bankruptcy Report issued by GST 7-12-01.

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SIGNATURES
EXHIBIT INDEX